                                                                     EXHIBIT 4.1


             Common Stock                             Common Stock

    Incorporated Under the Laws of             See Reverse for Statements
       the State of Washington              Relating to Rights Preferences,
                                              Privileges and Restrictions,
                                                         If Any


This Certifies that

is the Record Holder of

Fully paid and nonassessable shares of the Common Stock, par value $.01 per share, of

                       CAVANAUGHS HOSPITALITY CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:__________________________

                       Cavanaughs Hospitality Corporation

                                  WASHINGTON


         Richard L. Barbieri                       Donald K. Barbieri
              Secretary                  President and Chief Executive Officer


Countersigned and Registered:

     American Stock Transfer & Trust Company
     Trust Agent and Registrant

By:
   ---------------------------
   Authorized Signature
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     The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviation, when used in the incorporation on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   --    as tenants in common
     TEN ENT   --    as tenants by the entries
     JT TEN    --    as joint tenants with right of survivorship and not
                     as tenants in common

     UNIF GIFT MIN ACT   _________________________________
                         Custodian            Minor

                         under Uniform Gifts to Minors Act

                         _________________________________
                                    (State)


     UNIF TRF MIN ACT    _________________________________
                         Custodian until age _____
                         Custodian under Uniform Transfers
                         to Minors Act

                         _________________________________
                                    State

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


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PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


_________________________________

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:__________

                                    X ________________________________________

                                    X ________________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

____________ Guaranteed


____________________________________
SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS), STOCKHOLDERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO A.S.C.
RULE 17ad15.

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